SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 30, 2004
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                            BG FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     000-50771                20-0307691
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
Incorporation or Organization)        File Number)        Identification Number)

3095 East Andrew Johnson Highway, Greeneville, Tennessee             37745
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       (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (423) 636-1555
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.01     Changes in Registrant's Certifying Accountant

     On November 30, 2004, BG Financial Group, Inc. (the "Company"), received a letter of resignation from its independent public accountants, Dent K. Burk Associates, P.C. ("Dent K. Burk"). Dent K. Burk decided to resign as the Company's independent public accountants because of the increased administrative and education costs Dent K. Burk has incurred as a result of providing audit services to one Securities and Exchange Commission registered company. On November 30, 2004, the Company appointed Pershing Yoakley & Associates ("PYA") as its new independent public accountants effective immediately. The Company's Board of Directors approved the appointment of PYA, based upon the recommendation of the Audit Committee of the Board of Directors.

     Dent K. Burk's reports on the Company's consolidated financial statements for each of the years ended December 31, 2003 and December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2003 and December 31, 2002, and the subsequent interim period through November 30, 2004, there are no disagreements with Dent K. Burk on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Dent K. Burk's satisfaction, would have caused Dent K. Burk to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-B occurred within the two most recent fiscal years of the Company ended December 31, 2003 or within the subsequent interim period through November 30, 2004.

     The Company provided Dent K. Burk with a copy of the foregoing disclosures. Attached as Exhibit 16.1, is a copy of Dent K. Burk's letter, dated November 30, 2004, stating its agreement with such statements.

     During the two most recent fiscal years ended December 31, 2003 and December 31, 2002, and the subsequent interim period through November 30, 2004, the Company did not consult with PYA regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01     Financial Statements and Exhibits.

      (a)  Financial Statements of Business Acquired

           Not applicable

      (b)  Pro Forma Financial Information

           Not applicable

      (c)  Exhibits


EXHIBIT                    DESCRIPTION

16.1 Letter from Dent K. Burk Associates, P.C. regarding change in independent auditor



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      BG FINANCIAL GROUP, INC.

Dated:   November 30, 2004                            By: /s/ T. Don Waddell
                                                         -----------------------
                                                         T. Don Waddell
                                                         Chief Financial Officer